UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2012 (June 1, 2012)

Gladstone Commercial Corporation

(Exact name of registrant as specified in its chapter)

Maryland	001-33097	02-0681276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 200 McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2012, George Stelljes submitted his letter of resignation as President of Gladstone Commercial Corporation (the “Company”), but will retain his title as Chief Investment Officer of the Company. In connection with his resignation as President, the Company’s board of directors (the “Board”) appointed Mr. Stelljes Co-Vice Chairman of the Company.

Also on June 1, 2012, to replace Mr. Stelljes, the Board appointed Robert G. Cutlip, age 62, President of the Company, effective immediately.

Prior to his appointment as President of the Company, Mr. Cutlip was Managing Director – Southeast and Mid-Atlantic Region with Sealy & Company, LLC, a vertically integrated real estate operating company. Mr. Cutlip was also a founding principal of Attentus Advisors, a real estate advisory consulting firm, in January 2009. From March 2006 to December 2008, Mr. Cutlip was a Managing Director and then Executive Vice President – North American Operations with First Industrial Realty Trust, Inc., a publicly traded industrial real estate investment trust. Previous to that, Mr. Cutlip held various management positions with Highwoods Properties, Inc. and Duke-Weeks Realty Corporation, both publicly traded real estate investment trusts. Mr. Cutlip has over 27 years of experience sourcing acquisitions, underwriting transactions, negotiating and executing development transactions, and overseeing asset management plan execution. He is currently a member of the National Association of Industrial and Office Properties (“NAIOP”), a trade association for developers, owners and investors in industrial office and related commercial real estate. At NAIOP he has held a number of positions, including, National Chairman in 2006, Chairman – NAIOP Research Foundation in 2011 and as a member of the NAIOP Commercial Real Estate Credit and Capital Advisory Board in 2011. He is also currently a member of NAIOP’s Industrial Forum. Mr. Cutlip received a BS in Civil Engineering from the US Air Force Academy, an MS in Civil Engineering from Vanderbilt University and an MBA in Finance from University of Southern California.

Item 8.01.	Other Events.

On June 4, 2012, the Company issued a press release announcing the appointment of Mr. Cutlip as President. The press release is filed herewith as Exhibit 99.1 and is incorporated by reference to this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation (Registrant)

	By:	/s/ Danielle Jones
June 4, 2012		(Danielle Jones, Chief Financial Officer and Treasurer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 4, 2012.